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                 NON-QUALIFIED STOCK OPTION AGREEMENT UNDER THE
          STRATEGIC DISTRIBUTION, INC. 1990 INCENTIVE STOCK OPTION PLAN

          THIS AGREEMENT, made this 11th day of April, 1997, by and between STRATEGIC DISTRIBUTION, INC., a Delaware corporation (the "Company") and John M. Sergey (the "Optionee").

                                   WITNESSETH:

          WHEREAS, the Optionee will be providing services to the Company pursuant to the terms of an Employment Agreement with the Company of even date herewith, and the Company desires to have the Optionee continue to provide such services and to afford the Optionee the opportunity to acquire, or enlarge, the Optionee's stock ownership in the Company so that the Optionee may have a direct proprietary interest in the Company's success;

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

          1. GRANT OF OPTION. Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company, in compliance with the exercise schedule set forth in Section 2 of this Agreement, during the period commencing on the date of this Agreement (the "Grant Date") and ending ten (10) years from the date hereof (the "Termination Date"), at a price of $5.12 per share, up to, but not exceeding in the aggregate, Four Hundred Thousand (400,000) shares of the Company's Common Stock (the "Stock"). The option granted hereunder shall not be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Option is not being granted under the Company's Amended and Restated 1990 Incentive Stock Option Plan (the "Plan"), but shall be subject to the general terms and conditions of the Plan as if it were granted thereunder.

          2. EXERCISE OF OPTION. Subject to the terms and conditions set forth herein, the Optionee may purchase One Hundred Thousand (100,000) shares of Stock commencing on the first anniversary of the Grant Date, an additional One Hundred Thousand (100,000) shares of Stock commencing on the second anniversary of the Grant Date, an additional One Hundred Thousand (100,000) shares of Stock commencing on the third anniversary of the Grant Date and an additional One Hundred Thousand (100,000) shares of Stock commencing on the fourth anniversary of the Grant Date. Nothwithstanding the foregoing, the Option shall become immediately exercisable with respect to all shares of Stock upon (i) shareholder approval of a merger, reorganization, or other business combination involving the Company if the Company is not the surviving corporation; (ii) shareholder approval of a sale, of all or substantially all of the Company's assets; or
(iii) the



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acquisition, by a person (as such term is used in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act")) other than a shareholder identified in the Company's most recent proxy statement, of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Act) of thirty-three percent (33%) or more of the issued and outstanding common stock of the Company.

          3. TERMINATION OF EMPLOYMENT. (a) If, prior to the Termination Date, the Optionee shall cease to be employed by Strategic Distribution, Inc. or a subsidiary thereof for any reason other than death, disability or for cause, this Option will remain exercisable by the Optionee for a period of three (3) months after the date of cessation of employment, but in no event later than the Termination Date, to the extent the Option was exercisable at the date of cessation of employment. If, prior to the Termination Date, the Optionee shall cease to be employed by Strategic Distribution, Inc. or a subsidiary thereof for reasons of death or disability, the Option will remain exercisable by the Optionee or, in the event of his death, by the person or persons to whom the Optionee's rights under the Option would pass by will or the applicable laws of descent and distribution for a period extending one (1) year after the date of death or disability, but in no event later than the Termination Date, to the extent the Option was exercisable at the date of death or disability. If, prior to the Termination Date, the Optionee shall cease to be employed by Strategic Distribution, Inc. or a subsidiary thereof by reason of termination of employment for "Cause" (as defined in the Executive Employment Agreement, dated of even date herewith, by and between the Optionee and the Company), this Option shall terminate immediately.

          (b) Whether employment has been terminated for the purposes of this Agreement and the reasons therefor shall be determined by the Stock Option and Compensation Committee of the Company's Board of Directors (the "Stock Option Committee"), whose determination shall be final, binding and conclusive.

          4. METHOD OF EXERCISING OPTION. The Optionee may exercise the Option by delivering to the Company a written notice stating the number of shares of Stock that the Optionee has elected to purchase at that date from the Company and full payment of the purchase price of the shares of Stock then to be purchased. Payment of the purchase price of the shares of Stock shall be made by certified or bank cashier's check payable to the order of the Company, by the surrender to the Company of shares of the Company's Common Stock or by any combination thereof. Any shares surrendered by the Optionee to the Company in accordance with this Section 3 will be valued by the Stock Option Committee based upon a good faith attempt to determine the fair market value of the shares.

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          5.   ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares of Stock with respect to which the Option has been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

          6. COMPANY. The term "Company" as used in this Agreement with reference to employment shall include subsidiaries of the Company. The term "subsidiary" as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986.

          7. NON-TRANSFERABILITY. The Option is not transferable by the Optionee and is exercisable, during the lifetime of the Optionee, only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution as set forth in Section 2 herein, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

          8.   RIGHTS OF STOCKHOLDER.   The Optionee shall have no rights as a
stockholder with respect to any share of Stock covered by the Option until he shall have become the holder of record of such share of Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Stock for which the record date is prior to the date upon which he shall become the holder of record thereof.

          9. RECAPITALIZATION, REORGANIZATIONS, ETC. (a) The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) The shares with respect to which the Option is granted are shares of stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of Stock with respect to which the Option is granted, the Company shall effect a subdivision or

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consolidation of shares of the stock outstanding, without receiving consideration therefor, the number and price per share of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Stock Option Committee under the Plan whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

          (c) After a merger of one or more corporations into the Company or of the Company into one or more corporations, or after a reorganization or other business combination of the Company with one or more corporations after which the Company shall be the surviving corporation, the Optionee shall, at no additional cost be entitled upon any exercise of the Option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement or merger, reorganization or other business combination, if immediately prior to such merger, reorganization or other business combination the Optionee had been the holder of record of a number of shares of Stock of the Company equal to the total number of shares as to which this Option may be exercised. Such adjustment shall be made by the Stock Option Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option. Anything herein contained to the contrary notwithstanding, upon any merger, reorganization or other business combination in which the Company is not the surviving corporation or a dissolution or liquidation of the Company or a sale of all or substantially all of its assets, the Option shall terminate and become of no further effect.

          (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

          10. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority.

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Any determination in this connection by the Stock Option Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the issuance or transfer of shares of Stock pursuant hereto to comply with any law or regulation of any governmental authority.

          11. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in notice mailed or delivered to the other party as herein provided; provided that unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at 165 Mason Street, Greenwich, CT 06830, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to him at the address shown below his signature to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

STRATEGIC DISTRIBUTION, INC.



By:  /s/ ANDREW M. BURSKY
    ------------------------------
    Andrew M. Bursky, Chairman


OPTIONEE

/s/ JOHN M. SERGEY
---------------------------
John M. Sergey

Address of Optionee:

767 Peach Tree Lane
Franklin Lakes, NJ  07417












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